Exhibit 10.2
THIRD AMENDMENT TO THE
REVOLVING TRADE
RECEIVABLES PURCHASE AGREEMENT
MEMORANDUM OF AGREEMENT made as of the 31st day of March, 2023.
BETWEEN:
CELESTICA INC.,
(hereinafter referred to as the "Servicer"),
- and-
CELESTICA LLC,
CELESTICA HOLDINGS РТЕ LTD,
CELESTICA HONG KONG LTD.,
CELESTICA (ROMANIA) S.R.L.,
CELESTICA JAPAN KK,
CELESTICA OREGON LLC,
CELESTICA ELECTRONICS (M.) SDN. BHD.,
CELESTICA PRECISION MACHINING LTD.,
- and -
CELESTICA INTERNATIONAL LP, by its general partner,
Celestica International GP Inc..
(hereinafter referred to collectively as the "Sellers"),
- and-

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, NEW YORK BRANCH
- and-

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK (CANADA BRANCH),

(hereinafter each referred to as "Purchaser", and together as the "Purchasers")
WHEREAS the sellers, the Servicer and the Purchasers are parties to a Revolving Trade Receivables Purchase Agreement, dated as of March 6, 2020, as amended by the First Amendment thereto dated as of February 4, 2022 and the Second Amendment dated as of September 27, 2022 (as so amended, the "Receivables Purchase Agreement");

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WHEREAS the sellers, the Servicer and the Purchasers now wish to further amend the Receivables Purchase Agreement by this Third Amendment to the Revolving Trade Receivables Purchase Agreement (this "Amending Agreement");
AND WHEREAS Section 8.1 of the Receivables Purchase Agreement permits written amendments thereto with the written consent of each of the Sellers, the Servicer and, the Purchasers;
NOW THEREFORE THIS AGREEMENT WITNESSES that, in consideration of the premises, covenants and agreements of the parties herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party, the parties hereby covenant and agree as follows:
1.    Defined Terms: All capitalized terms and expressions used and not otherwise defined in this Amending Agreement including in the recitals hereto shall have the meanings specified in the Receivables Purchase Agreement.
2.    Amendments of Definitions in Section 1.1:
(a)    The following definition is hereby amended and restated in its entirety as follows:
"Maximum Facility Amount": means the lower of (i) $450,000,000 (including the Purchasing Participants) and (ii) the aggregate of the Obligor Limits, or the equivalent amount in other currencies, it being understood that the Maximum Facility Amount for the Purchasers is $250,000,000 (excluding the Purchasing Participants).
(b)    The following new definition is hereby included to be inserted in the correct alphabetical order:
"Third Amendment": the Third Amendment to the Revolving Trade Receivables Purchase Agreement dated as of March 31, 2023 by and among the Servicer, the Sellers and the Purchasers.
3.    Amendment of Schedule 1.2: Schedule 1.2 to the Receivables Purchase Agreement is hereby amended and restated in its entirety in the form attached hereto and made a part hereof.
4.    Representations and Warranties To induce the Purchasers to enter into this Amending Agreement, the Guarantor and each of the Sellers hereby jointly and severally make the following representations and warranties (provided that Celestica Romania shall only be responsible hereunder for its own representations and warranties):
(a)    The Guarantor and each of the Sellers hereby represent and warrant as of the date of this Amending Agreement that no Termination Event or Incipient Termination Event has occurred and is continuing.

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(b)    The Servicer and each seller, as of the date hereof, hereby represents and warrants that the execution, delivery and performance of this Amending Agreement and any and all other agreements, documents and instruments executed and/or delivered in connection herewith have been duly authorized by all requisite action on the part of the Servicer and the Sellers, constitute its legal, valid and binding obligation, enforceable against it in accordance with their terms and that this Amending Agreement has been duly executed and delivered on behalf of the Servicer and each Seller.
(c)    The Guarantor and each of the Sellers hereby represent and warrant as of the date of this Amending Agreement and as of the Effective Date (as defined below) that since the date of the most recent financial statements made available to the Purchasers there has been no change, development or event that has had or could reasonably be expected to have a Material Adverse Effect.
5.    Ratification Except for the specific changes and amendments to the Receivables Purchase Agreement contained herein, the Receivables Purchase Agreement and all related documents are in all other respects ratified and confirmed and the Receivables Purchase Agreement as amended hereby shall be read, taken and construed as one and the same instrument.
6.    Counterparts This Amending Agreement may be executed by one or more of the parties to this Amending Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of this Amending Agreement signed by all the parties shall be lodged with the Servicer and the Purchasers.
7.    Confirmation of Guarantee Guarantor hereby confirms and agrees that (i) the Guarantee is and shall continue to be in full force and effect and is otherwise hereby ratified and confirmed in all respects; and (ii) the Guarantee is and shall continue to be an unconditional and irrevocable guarantee of all of the Obligations (as defined in the Guarantee).
8.    Further Assurances Each party shall, and hereby agrees to, acknowledge and deliver or cause to be done, executed, acknowledged and delivered, such further acts, deeds, mortgages, transfers and assurances as are reasonably required for the purpose of accomplishing and effecting the intention of this Amending Agreement.
9.    Conditions to Effectiveness This Amending Agreement shall become effective (such date being the "Effective Date") upon receipt by the Purchasers of counterparts hereof, duly executed and delivered by each of the parties hereto. The Purchasers shall inform the Guarantor and the Sellers of the occurrence of the Effective Date.
10.    Successors and Assigns This Amending Agreement shall be binding upon and inure to the benefit of the Sellers, the Servicer, the Purchasers, and their respective successors and permitted assigns.

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11.    Governing Law This Amending Agreement shall be governed and construed in accordance with the laws of the Province of Ontario.
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IN WITNESS WHEREOF, the parties hereto have caused this Amending Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.
CELESTICA INC., as Servicer and as Guarantor
By:        /s/ Enzo Vigna
    Name:    Enzo Vigna
    Title:    Authorized Signatory
CELESTICA LLC
By:        /s/ Enzo Vigna
    Name:    Enzo Vigna
    Title:    Authorized Signatory
CELESTICA HOLDINGS PTE LTD
By:        /s/ Enzo Vigna
    Name: Enzo Vigna
    Title: Authorized Signatory
CELESTICA HONG KONG LTD.
By:        /s/ Enzo Vigna
    Name:    Enzo Vigna
    Title:    Authorized Signatory
Signature Page to Third Amendment to Revolving Trade Receivables Purchase Agreement

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CELESTICA (ROMANIA) S.R.L.
By:        /s/ Enzo Vigna
    Name:    Enzo Vigna
    Title:    Authorized Signatory

CELESTICA JAPAN KK
By:        /s/ Enzo Vigna
    Name:     Enzo Vigna
    Title:    Authorized Signatory
CELESTICA ELECTRONICS (M) SDN. BHD.
By:        /s/ Enzo Vigna
    Name:     Enzo Vigna
    Title:     Authorized Signatory
CELESTICA OREGON LLC
Ву:        /s/ Enzo Vigna
    Name:    Enzo Vigna
    Title:     Authorized Signatoгу
CELESTICA PRECISION MACHINING LTD.
Ву:        /s/ Enzo Vigna
    Name:    Enzo Vigna
    Title:     Authorized Signatory
Signature Page to Third Amendment to Revolving Trade Receivables Purchase Agreement

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CELESTICA INТЕRNAТIONAL LP, by its general partner, Celestica International GP Inc.
Ву:        /s/ Enzo Vigna
    Name:    Enzo Vigna
    Title:     Authorized Signatory
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, NEW YORK BRANCH, as Purchaser
Ву:        /s/ Gustavo Rizzo
    Name:    Gustavo Rizzo
    Title:     Director
Ву:        /s/ Patricia Christy
    Name:    Patricia Christy, Director
    Title:
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK (CANADA BRANCH), as Purchaser
By:        /s/ Mona Ghazzaoui
    Name:    Mona Ghazzaoui
    Title:    Managing Director

By:        /s/ Matthieu Honore
    Name:    Matthieu Honore
    Title:    Director - IТВ Canada
Signature Page to Third Amendment to Revolving Trade Receivables Purchase Agreement

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Schedule 1.2
ELIGIBLE BUYERS AND OBLIGOR LIMITS
[**REDACTED**]
[Confidential / Commercially Sensitive]
Signature Page to Third Amendment to Revolving Trade Receivables Purchase Agreement

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